UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2025

 RESTAURANT BRANDS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5707 Blue Lagoon Drive
Miami,	Florida	33126
(Address of Principal Executive Offices and Zip Code)
(305) 378-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange
Toronto Stock Exchange
Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 3, 2025, Restaurant Brands International Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the ten (10) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2026 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2026 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, and (iv) did not approve shareholder proposals regarding antibiotics policy, food waste and defining director independence. Note that Proposal 7 was withdrawn prior to the meeting.
The voting results for each proposal are as follows:
Proposal 1: Election of the ten (10) directors specifically named in the Proxy Statement, each to serve until the close of the 2026 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstain	Broker Non-Votes
Alexandre Behring	365,696,963	29,940,909	320,129	5,663,061
Maximilien de Limburg Stirum	394,536,865	1,348,856	72,278	5,663,063
J. Patrick Doyle	390,633,367	5,261,066	63,569	5,663,060
Cristina Farjallat	390,239,050	5,644,296	74,656	5,663,060
Jordana Fribourg	377,685,447	18,112,646	159,910	5,663,059
Ali Hedayat	387,440,414	8,413,786	103,800	5,663,062
Marc Lemann	378,525,418	17,274,360	158,221	5,663,063
Jason Melbourne	390,249,985	5,638,133	69,885	5,663,059
Daniel S. Schwartz	391,291,201	4,597,832	68,967	5,663,062
Thecla Sweeney	390,000,276	5,858,984	98,744	5,663,058
Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
384,670,481	9,993,827	1,293,683	5,663,071
Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2026 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
386,532,921	15,024,384	32
Proposal 4: Consider a shareholder proposal regarding antibiotics policy:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
44,653,097	226,137,944	125,166,932	5,327,288

Proposal 5: Consider a shareholder proposal regarding food waste:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
44,551,850	226,622,791	125,119,115	5,327,289
Proposal 6: Consider a shareholder proposal regarding defining director independence:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
37,574,539	233,718,724	125,000,411	5,327,291
Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC.

Date: June, 3, 2025	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary